Exhibit 10(ae)
$2,000,000,000
Senior and Subordinated Bank Notes
Distribution Agreement
March 13, 2006
Citigroup Global Markets Inc.
388 Greenwich Street
New York, New York 10013
Keefe, Bruyette & Woods, Inc.
787 7th Avenue
New York, New York 10019
Lehman Brothers Inc.
745 Seventh Avenue, Fifth Floor
New York, New York 10019
Merrill Lynch, Pierce, Fenner & Smith Incorporated
World Financial Center
North Tower
New York, New York 10281
Sandler O’Neill & Partners, L.P.
919 Third Avenue, 6th Floor
New York, New York 10022
Ladies and Gentlemen:
     Compass Bank, an Alabama banking corporation (the “Bank”), and Compass Bancshares, Inc., a Delaware corporation (the “Holding Company”), confirm their agreement with each of you (individually an “Agent” and collectively, the “Agents”) on the terms set forth in this agreement with respect to the issuance and sale by the Bank of its bank notes (the “Securities”) in an aggregate principal amount outstanding at any one time of up to $2,000,000,000.
     Subject to the terms and conditions stated herein and to the reservation by the Bank of the right to sell Securities directly on its own behalf, the Bank hereby (i) appoints each Agent as an agent of the Bank for the purpose of soliciting and receiving offers to purchase Securities from the Bank pursuant to Section 3(a) hereof and (ii) agrees that, except as otherwise contemplated herein, whenever it determines to sell Securities directly to any Agent as principal, it will enter into a separate agreement (each, a “Terms Agreement”), substantially in the form of Annex I hereto, relating to such sale in accordance with Section 3(b) hereof. This Distribution Agreement shall not be construed to create either an obligation on the part of the Bank to sell any Securities or an obligation of any of the Agents to purchase Securities as principal.
     The Securities will be issued under a issuing and paying agency agreement, dated as of March 13, 2006 (the “Issuing Agency Agreement”), between the Bank and Compass Bank, as

Issuing and Paying Agent (the “Issuing and Paying Agent”). The Securities shall have the maturity ranges, interest rates, if any, redemption provisions, if any, and other terms set forth in the Offering Circular referred to below as it may be amended or supplemented from time to time, and the specific maturity, interest rate, if any, redemption provisions, if any, and other terms set forth in, with respect to any particular issuance of the Securities, the final pricing supplement (the “Final Pricing Supplement”) with respect to such issuance and the summary of terms of each such issuance of Securities (a “Term Sheet”). The Securities will be issued, and the terms and rights thereof established, from time to time by the Bank in accordance with the Issuing Agency Agreement.
     1. The Bank represents and warrants to each Agent as of the date hereof, as of the date of each acceptance by the Bank of an offer for the purchase of Securities (whether to the Agent as principal or through the Agent as agent), as of the date of each delivery of Securities (whether to such Agent as principal or through such Agent as agent) (the date of each such delivery to an Agent as principal being hereafter referred to as a “Settlement Date”), as of the Applicable Time (as defined below) and as of the times the Offering Circular (as defined below) shall be amended or supplemented or there is filed with the Securities and Exchange Commission (the “Commission”) or any bank regulatory agency any document incorporated by reference into the Offering Circular or the Disclosure Package (as defined below) (each of the times referenced above being referred to hereafter as a “Representation Date”), as follows:
     (a) An offering circular, dated March 13, 2006 (the “Offering Circular”), including the Annual Report of the Holding Company on Form 10-K for the fiscal year ended December 31, 2005; and its Current Reports on Form 8-K dated January 3, 2006 and January 17, 2006, as well as the Bank’s quarterly reports regarding its financial condition and operations on Federal Financial Institutions Examination Council Form 31 (“Call Reports”) for periods in the years 2003, 2004 and 2005, which are incorporated by reference in or otherwise made a part of the Offering Circular and the Disclosure Package, has been prepared in connection with the offering of the Securities; any reference to the Offering Circular shall be deemed to refer to and include (i) the Holding Company’s most recent Annual Report on Form 10-K and all subsequent documents filed with the United States Securities and Exchange Commission (the “Commission”) pursuant to Section 13(a), 13(c) or 15(d) of the United States Securities Exchange Act of 1934, as amended (the “Exchange Act”), on or prior to the date of the Offering Circular and (ii) the Bank’s Call Reports for the periods referred to above and all Call Reports subsequently filed with the Federal Financial Institutions Examination Council (the “FFIEC”) on or prior to the date of the Offering Circular; any reference to the Offering Circular as amended or supplemented as of any specified date shall be deemed to include (i) any documents filed under the Exchange Act after the date of the Offering Circular and prior to such date and (ii) any documents filed with the FFIEC after the date of the Offering Circular and prior to such date; all documents filed with the Commission pursuant to Section 13(a), 13(c) or 15(d) of the Exchange Act and so deemed to be included in the Offering Circular or any amendment or supplement thereto are hereinafter called the “Exchange Act Reports”; all documents filed with the FFIEC and so deemed to be included in the Offering Circular or any amendment or supplement thereto are hereinafter called the “Call Reports”; the Exchange Act Reports, when they were or are filed with the Commission, conformed or will conform in all material respects to the applicable requirements of the Exchange Act and the applicable rules and regulations of the Commission thereunder; the Call Reports, when they were or are filed with the FFIEC, conformed or will conform in all material respects to the applicable requirements of the Board of Governors of the Federal Reserve System (the “Federal Reserve Board”) and the FFIEC. (A) The Offering Circular, together with a Final Pricing Supplement, and any amendments or supplements thereto do not and, as of the applicable Representation Date, will not, and the Exchange Act Reports and Call Reports did not and will not, as of their respective dates, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; (B) the Disclosure Package as of its date or as of the Applicable Time will not include any untrue statement of material fact or omit to state a material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading; and (C) any individual Supplemental Offering Materials (as defined below), when considered together with the Disclosure Package, will not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions in the Offering Circular and the Disclosure Package made in reliance upon and in conformity with information furnished in writing to the Bank by an Agent expressly for use therein.
     “Applicable Time” means such time as agreed between the Bank and the Agents to whom or through whom the applicable issue of Securities are being sold in (i) a Terms Agreement, or (ii) any other written agreement of the Bank and such Agents.
     “Disclosure Package” means, with respect to any particular issuance of Securities, the (i) Offering Circular, together with (ii) any preliminary pricing supplement (a “Preliminary Pricing Supplement”) used in connection with the issue of such Securities and (iii) a Term Sheet used in connection with the issue of such Securities (or otherwise as identified as being part of the Disclosure Package in a Terms Agreement or any other written agreement of the Bank and the Agents to whom or through whom the applicable issue of Securities are being sold).
     (b) The Bank has been duly incorporated and is an existing banking corporation in good standing under the laws of the State of Alabama, with corporate power and authority to own its properties and conduct its business as described in the Offering Circular; and the Bank is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification.
     (c) Each subsidiary of the Bank has been duly incorporated and is an existing corporation in good standing under the laws of the jurisdiction of its incorporation, with corporate power and authority to own its properties and conduct its business as described in the Offering Circular; and each subsidiary of the Bank is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification; all of the issued and outstanding capital stock of each subsidiary of the Bank has been duly authorized and validly issued and is fully paid and nonassessable; and the capital stock of each subsidiary owned by the Bank, directly or through subsidiaries, is owned free from liens, encumbrances and defects.
     (d) Each “significant subsidiary” of the Bank (as such term is defined in Rule 1-02 of Regulation S-X under the Securities Act of 1933, as amended (the “Securities Act”)) (each a “Significant Subsidiary” and, collectively, the “Significant Subsidiaries”) has been duly organized and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Offering Circular and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not have a material adverse effect on the Bank and its subsidiaries taken as a whole; except as otherwise disclosed in the Offering Circular, all of the issued and outstanding capital stock of each Significant Subsidiary has been duly authorized and validly issued, is fully paid and non-assessable and is owned by the Bank, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity; none of the outstanding shares of capital stock of the Significant Subsidiaries was issued in violation of any preemptive or similar rights of any securityholder of such Significant Subsidiary. The other subsidiaries of the Bank other than Significant Subsidiaries, considered in the aggregate as a single subsidiary, do not constitute a “significant subsidiary” as defined in Rule 1-02 of Regulation S-X under the Securities Act.
     (e) The Bank has an authorized capitalization as set forth in the Offering Circular, and all of the issued shares of capital stock of the Bank have been duly and validly authorized and issued and are fully paid and non-assessable and are owned directly or indirectly by the Holding Company (except for directors’ qualifying shares, if any), free and clear of all liens, encumbrances, equities or claims.
     (f) The Securities have been duly authorized and, when issued, delivered and paid for pursuant to this Agreement, the Issuing Agency Agreement and any relevant Terms Agreement will have been duly executed, authenticated, issued and delivered will conform to the descriptions thereof in the Offering Circular, a Final Pricing Supplement and the Disclosure Package and will constitute valid and legally binding obligations of the Bank enforceable against the Bank in accordance with their terms and entitled to the benefits provided by the Issuing Agency Agreement under which they are to be issued, subject to bankruptcy, liquidation, insolvency, reorganization, receivership, conservatorship, moratorium and other laws of general applicability relating to or affecting the rights of creditors generally or of creditors of depository institutions the accounts of which are insured by the FDIC and to general equity principles; the Issuing Agency Agreement has been duly authorized, executed and delivered by the Bank and constitutes a valid and legally binding instrument, enforceable against the Bank in accordance with its terms, subject to bankruptcy, liquidation, insolvency, reorganization, receivership, conservatorship, moratorium and other laws of general applicability relating to or affecting the rights of creditors generally or of creditors of depository institutions the accounts of which are insured by the FDIC and to general equity principles.
     (g) No consent, approval, authorization, or order of, or filing with, any governmental agency or body or any court is required for the consummation of the transactions contemplated by this Agreement, the Offering Circular, a Final Pricing Supplement or the Disclosure Package in connection with the issuance and sale of the Securities by the Bank except such as have been made with the Federal Reserve Bank of Atlanta or such other regulatory agencies and such as may be required under state securities law.
     (h) The execution, delivery and performance of the Issuing Agency Agreement and this Agreement do not, and the completion, execution and issuance of each particular Security in accordance with the Issuing Agency Agreement, the sale by the Bank of such Security in accordance with this Agreement, the Offering Circular, a Final Pricing Supplement and the Disclosure Package and compliance with the terms and provisions thereof will not, result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, any rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Bank or any subsidiary of the Bank or any of their properties, or any agreement or instrument to which the Bank or any such subsidiary is a party or by which the Bank or any such subsidiary is bound or to which any of the properties of the Bank or any such subsidiary is subject, or the charter or by-laws of the Bank or any such subsidiary, and the Bank has full power and authority to authorize, issue and sell the Securities as contemplated by this Agreement.
     (i) This Agreement (including any agreement with respect to the offering and sale of particular Securities) has been duly authorized, executed and delivered by the Bank.
     (j) The Bank and its subsidiaries possess adequate certificates, authorities or permits issued by appropriate governmental agencies or bodies necessary to conduct the business now operated by them and have not received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit that, if determined adversely to the Bank or any of its subsidiaries, would individually or in the aggregate have a material adverse effect on the condition (financial or other), business, properties or results of operations of the Bank and its subsidiaries taken as a whole.
     (k) The Bank and its subsidiaries own, possess or can acquire on reasonable terms, adequate trademarks, trade names and other rights to inventions, know-how, patents, copyrights, confidential information and other intellectual property (collectively, “intellectual property rights”) necessary to conduct the business now operated by them, or presently employed by them, and have not received any notice of infringement of or conflict with asserted rights of others with respect to any intellectual property rights that, if determined adversely to the Bank or any of its subsidiaries, would individually or in the aggregate have a material adverse effect on the Bank and its subsidiaries taken as a whole.

     (l) Except as disclosed in the Offering Circular, there are no pending actions, suits or proceedings against or affecting the Bank, any of its subsidiaries or any of their respective properties that, if determined adversely to the Bank or any of its subsidiaries, would individually or in the aggregate have a material adverse effect on the condition (financial or other), business, properties or results of operations of the Bank and its subsidiaries taken as a whole, or would materially and adversely affect the ability of the Bank to perform its obligations under the Issuing Agency Agreement or this Agreement, or which are otherwise material in the context of the sale of the Securities; and to the Bank’s knowledge, no such actions, suits or proceedings are threatened.
     (m) The financial statements included or incorporated by reference in the Offering Circular and the Disclosure Package present fairly the financial position of the Bank and its respective consolidated subsidiaries as of the dates shown and their results of operations and cash flows for the periods shown, and, except as otherwise disclosed in the Offering Circular and the Disclosure Package, such financial statements have been prepared in conformity with the generally accepted accounting principles in the United States applied on a consistent basis. The financial data included in the incorporated Call Reports has been prepared in conformity with the regulatory accounting principles and instructions of the FFIEC consistently applied throughout the periods involved.
     (n) Except as disclosed in the Offering Circular, since the date of the latest financial statements included in the Offering Circular there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or other), business, properties or results of operations of the Bank and its subsidiaries taken as a whole and except as disclosed in or contemplated by the Offering Circular, there has been no dividend or distribution of any kind declared, paid or made by the Bank on any class of its capital stock.
     (o) The statements set forth in the Offering Circular under the caption “Description of Bank Notes”, insofar as they purport to constitute a summary of the terms of the Securities, and under the captions “Supervision, Regulation and Other Matters,” “Certain United States Federal Income Tax Consequences” and “Plan of Distribution”, insofar as they purport to describe the provisions of the laws, regulations and documents referred to therein, are accurate and complete in all material respects;
     (p) The obligations of the Bank under the Securities that are Senior Bank Notes rank pari passu with its other unsecured, unsubordinated liabilities, except deposit obligations;
     (q) The Bank is not and, after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Offering Circular and the Disclosure Package, will not be an “investment company,” as defined in the Investment Company Act of 1940.
     (r) The Securities are exempt securities under Section 3(a)(2) of the Securities Act of 1933, as amended (the “Act”), and neither registration of the Securities under the Act nor qualification of an indenture under the Trust Indenture Act of 1939, as amended

(the “Trust Indenture Act”), is required in connection with the offer, sale, issuance or delivery of the Securities as contemplated by this Agreement;
     (s) The Bank is an insured bank under the provisions of the Federal Deposit Insurance Act, as amended (“FDIA”), and no proceedings for the termination of such insurance are pending or, to threatened.
     2. The Holding Company represents and warrants to, and agrees with, each Agent that:
     (a) The Holding Company has authorized the Bank to incorporate by reference in the Offering Circular the Exchange Act Reports; the Exchange Act Reports, when they were or are filed with the Commission, conformed or will conform in all material respects to the applicable requirements of the Exchange Act and the applicable rules and regulations of the Commission thereunder; and the Offering Circular, a Final Pricing Supplement, the Disclosure Package and any Supplemental Offering Materials, and any amendments or supplements thereto, as each pertains to the Holding Company, and the Exchange Act Reports did not and will not, as of their respective dates, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions in the Offering Circular, a Final Pricing Supplement, the Disclosure Package or any Supplemental Offering Materials made in reliance upon and in conformity with information furnished in writing to the Bank by an Agent expressly for use therein.
     (b) The Holding Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own its properties and conduct its business as described in the Offering Circular, and is duly registered as a bank holding company under the Bank Holding Company Act of 1956, as amended (the “Holding Company Act”).
     (c) PricewaterhouseCoopers, who have certified certain financial statements of the Holding Company and its consolidated subsidiaries, are independent accountants as required by the Act and the rules and regulations of the Commission thereunder.
     (d) No consent, approval, authorization, or order of, or filing with, any governmental agency or body or any court is required for the consummation of the transactions contemplated by this Agreement, the Offering Circular, a Final Pricing Supplement or the Disclosure Package in connection with the issuance and sale of the Securities by the Bank except such as have been made with the Federal Reserve Bank of Atlanta or such other regulatory agencies and such as may be required under state securities law.
     (e) The execution, delivery and performance of this Agreement does not, and the completion, execution and issuance of each particular Security in accordance with the Issuing Agency Agreement, the sale by the Bank of such Security in accordance with this

Agreement, the Offering Circular, a Final Pricing Supplement and the Disclosure Package and compliance with the terms and provisions thereof will not, result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, any rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Holding Company or any subsidiary of the Holding Company or any of their properties, or any agreement or instrument to which the Holding Company or any such subsidiary is a party or by which the Holding Company or any such subsidiary is bound or to which any of the properties of the Holding Company or any such subsidiary is subject, or the charter or by-laws of the Holding Company or any such subsidiary, and the Bank has full power and authority to authorize, issue and sell the Securities as contemplated by this Agreement.
     (f) This Agreement (including any agreement with respect to the offering and sale of particular Securities) has been duly authorized, executed and delivered by the Holding Company.
     (g) Except as disclosed in the Offering Circular, there are no pending actions, suits or proceedings against or affecting the Holding Company, any of its subsidiaries or any of their respective properties that, if determined adversely to the Holding Company or any of its subsidiaries, would individually or in the aggregate have a material adverse effect on the condition (financial or other), business, properties or results of operations of the Holding Company and its subsidiaries taken as a whole, or would materially and adversely affect the ability of the Holding Company to perform its obligations under this Agreement, or which are otherwise material in the context of the sale of the Securities; and to the Holding Company’s knowledge, no such actions, suits or proceedings are threatened.
     (h) As of the date hereof, to the knowledge of the Holding Company, there is and has been no failure on the part of the Holding Company and any of the Holding Company’s directors or officers, in their capacities as such, to comply with any provision of the Sarbanes Oxley Act of 2002 and the rules and regulations promulgated in connection therewith (the “Sarbanes Oxley Act”), including Section 402 related to loans and Sections 302 and 906 related to certifications, it being understood that the management of the Holding Company has not conducted an evaluation of such compliance for any period after December 31, 2005.
     3. (a) On the basis of the representations and warranties herein contained, and subject to the terms and conditions herein set forth, each of the Agents hereby severally and not jointly agrees, as agent of the Bank, to use its reasonable efforts to solicit and receive offers to purchase the Securities from the Bank upon the terms and conditions set forth in the Offering Circular, a Final Pricing Supplement and the Disclosure Package, each as amended or supplemented from time to time. So long as this Agreement shall remain in effect with respect to any Agent, except as provided below, the Bank shall not, without the consent of such Agent, solicit or accept offers to purchase, or sell, any debt securities (other than deposit obligations) with a maturity at the time of original issuance of 7 days or more except pursuant to this Agreement, any Terms Agreement or except in connection with a firm commitment underwriting pursuant to an underwriting agreement that does not provide for a continuous offering of medium-term debt securities. However, the Bank reserves the right to sell, and may solicit and accept offers to purchase, Securities directly on its own behalf in transactions with other persons (provided such sales are in accordance with the applicable law), and, in the case of any such sale not resulting from a solicitation made by any Agent, no commission will be payable with respect to such sale. It is understood that if from time to time the Bank is approached by a prospective agent offering to solicit a specific purchase of Securities, the Bank may also engage such agent with respect to such specific purchase; provided that the Agents are given notice of such purchase promptly, including the terms thereof, in each case after the purchase is agreed; provided further, however that such agent shall make in writing the representations and agreements of an Agent set forth herein and that the Bank and such agent shall otherwise agree to be bound by the terms and conditions of this Agreement. These provisions shall not limit Section 5(e) hereof or any similar provision included in any Terms Agreement.
     Procedural details relating to the issue and delivery of Securities, the solicitation of offers to purchase Securities and the payment in each case therefor shall be as set forth in the Administrative Procedure attached hereto as Annex II as it may be amended from time to time by written agreement between the Agents and the Bank (the “Administrative Procedure”). The provisions of the Administrative Procedure shall apply to all transactions contemplated hereunder other than those made pursuant to a Terms Agreement. Each Agent and the Bank agree to perform the respective duties and obligations specifically provided to be performed by each of them in the Administrative Procedure. The Bank will furnish to the Issuing and Paying Agent a copy of the Administrative Procedure as from time to time in effect.
     The Bank reserves the right, in its sole discretion, to instruct the Agents to suspend at any time, for any period of time or permanently, the solicitation of offers to purchase the Securities from the Bank. As soon as practicable, but in any event not later than one business day in New York City, after receipt of notice from the Bank, the Agents will suspend solicitation of offers to purchase Securities from the Bank until such time as the Bank has advised the Agents that such solicitation may be resumed. During such period, the Bank shall not be required to comply with the provisions of Sections 5(h) and 5(i). Upon advising the Agents that such solicitation may be resumed, however, the Bank shall simultaneously provide the documents required to be delivered by Sections 5(h) and 5(i), and the Agents shall have no obligation to solicit offers to purchase the Securities until such documents have been received by the Agents. In addition, any failure by the Bank to comply with its obligations hereunder, including without limitation its obligations to deliver the documents required by Sections 5(h) and 5(i), shall automatically terminate the Agents’ obligations hereunder, including without limitation their obligations to solicit offers to purchase the Securities hereunder as agent or to purchase Securities hereunder as principal.
     The Bank agrees to pay each Agent a commission, at the time of settlement of any sale of a Security by the Bank as a result of a solicitation made by such Agent, in an amount equal, except as otherwise agreed by the Bank and such Agent, to the following applicable percentage of the principal amount of such Security sold:

	SENIOR NOTES	SUBORDINATED NOTES
	PERCENT OF	PERCENT OF
MATURITY RANGES	PRINCIPAL AMOUNT	PRINCIPAL AMOUNT
From 7 days to less than 9 months	To be negotiated at time of sale.	NA
From 9 months to less than 1 year	.125%	NA
From 1 year to less than 18 months	.150%	NA
From 18 months to less than 2 years	.200%	NA
From 2 years to less than 3 years	.250%	NA
From 3 years to less than 4 years	.350%	NA
From 4 years to less than 5 years	.450%	NA
From 5 years to less than 6 years	.500%	.500%
From 6 years to less than 7 years	.550%	.550%
From 7 years to less 10 years	.600%	.600%
From 10 years to less than 12 years	.625%	.650%
From 12 years to less than 15 years	.625%	.675%
From 15 years to less than 20 years	.700%	.750%
From 20 years to less than 30 years	.750%	.875%
From 30 years and greater	Negotiated at time of sale	Negotiated at time of sale
     (b) Each sale of Securities to any Agent as principal shall be made in accordance with the terms of this Agreement and (unless the Bank and such Agent shall otherwise agree) a Terms Agreement which will provide for the sale of such Securities to, and the purchase thereof by, such Agent. A Terms Agreement may also specify certain provisions relating to the reoffering of such Securities by such Agent. The commitment of any Agent to purchase Securities as principal, whether pursuant to any Terms Agreement or otherwise, shall be deemed to have been made on the basis of the representations and warranties of the Bank and the Holding Company herein contained and shall be subject to the terms and conditions herein set forth. Each Terms Agreement shall specify the principal amount of Securities to be purchased by any Agent pursuant thereto, the price to be paid to the Bank for such Securities, any provisions relating to rights of, and default by, underwriters acting together with such Agent in the reoffering of the Securities and the time and date and place of delivery of and payment for such Securities. Such Terms Agreement shall also specify any requirements for opinions of counsel, accountants’ letters and officers’ certificates pursuant to Section 5 hereof.
     (c) For each sale of Securities to an Agent as principal that is not made pursuant to a Terms Agreement, the procedural details relating to the issue and delivery of such Securities and payment therefor shall be as set forth in the Administrative Procedure. For each such sale of Securities to an Agent as principal that is not made pursuant to a Terms Agreement, the Bank agrees to pay such Agent a commission (or grant an equivalent discount) as provided in Section 3(a) hereof and in accordance with the schedule set forth therein.
     Each time and date of delivery of and payment for Securities to be purchased by an Agent as principal, whether set forth in a Terms Agreement or in accordance with the Administrative Procedure, is referred to herein as a “Time of Delivery”.
     4. The documents required to be delivered pursuant to Section 7 hereof on the Commencement Date (as defined below) shall be delivered to the Agents at the offices of Mayer, Brown, Rowe & Maw LLP, 71 South Wacker Drive, Chicago, Illinois, at 11:00 a.m., New York City time, on the date of this Agreement, which date and time of such delivery may be postponed by agreement between the Agents and the Bank but in no event shall be later than the day prior to the date on which solicitation of offers to purchase Securities is commenced or on which any Terms Agreement is executed (such time and date being referred to herein as the “Commencement Date”).
     5. The Bank and the Holding Company covenant and agree, jointly and severally, with each Agent:
     (a) (i) To make no amendment or supplement to the Offering Circular, Disclosure Package or a Final Pricing Supplement (excluding any Exchange Act Reports or Call Reports) (A) prior to the Commencement Date which shall be disapproved by any Agent promptly after reasonable notice thereof or (B) after the date of any Terms Agreement or other agreement by an Agent to purchase Securities as principal and prior to the related Time of Delivery which shall be disapproved by any Agent party to such Terms Agreement or so purchasing as principal promptly after reasonable notice thereof; (ii) to prepare, with respect to any Securities to be sold through or to such Agent pursuant to this Agreement, a Preliminary Pricing Supplement, a Term Sheet (if requested) and a Final Pricing Supplement, and a Terms Agreement (if requested), with respect to such Securities in a form previously approved by such Agent; (iii) to make no amendment or supplement to the Offering Circular or the Disclosure Package (excluding any Exchange Act Reports or Call Reports) at any time prior to having afforded each Agent a reasonable opportunity to review and comment thereon; (iv) to file promptly, in the case of the Bank, all Call Reports required to be filed by the Bank pursuant to the applicable rules and regulations of the Federal Reserve Board and the FFIEC; (v) to file promptly, in the case of the Holding Company, all reports and any definitive proxy or information statements required to be filed by the Holding Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act; (vi) to advise each of the Agents as promptly as practicable of the institution by any federal or state bank or securities regulatory authority of any proceedings in respect of the Offering Circular, a Final Pricing Supplement or the Disclosure Package (including any proceeding relating to any Exchange Act Reports or Call Reports) or the offering of the Securities and to use its best efforts to prevent the issuance of any order interfering with the offering of the Securities and to obtain as soon as possible its lifting, if issued and (vii) to use best efforts to prevent the issuance of any order or similar action interfering with the offering or sale of the Securities or the use of the Offering Circular, a Final Pricing Supplement or the Disclosure Package and, if issued, to use best efforts to obtain as soon as possible the withdrawal thereof;
     (b) Promptly from time to time to take such action as such Agent may reasonably request (i) to qualify the Securities for offering and sale under the securities laws of such jurisdictions as such Agent may designate and (ii) to comply with such laws so as to permit the continuance of sales and dealings therein for as long as may be necessary to complete the distribution or sale of the Securities; provided, however, that in connection therewith the Bank shall not be required to qualify as a foreign corporation, file a general consent to service of process in any jurisdiction or subject itself to taxation as a foreign corporation in any jurisdiction in which it is not otherwise so subject;
     (c) To furnish such Agent with a copy of the Offering Circular, a Final Pricing Supplement and the Disclosure Package and each amendment or supplement thereto signed by an authorized officer of the Bank and of the Holding Company, and additional copies of the Offering Circular, a Final Pricing Supplement and the Disclosure Package, and each amendment or supplement thereto (except as may be provided in the Administrative Procedure), in such quantities as such Agent may reasonably request from time to time; and if, at any time while this Agreement is in effect, or, in the event this Agreement is terminated, at any time an Agent is holding Securities it purchased as principal, any event shall have occurred as a result of which the Offering Circular, a Final Pricing Supplement and the Disclosure Package as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made existing at any Representation Date or the time it is delivered to a purchaser not misleading, or, if for any other reason it shall be necessary or required during such same period to amend or supplement the Offering Circular, a Final Pricing Supplement or the Disclosure Package, to promptly notify such Agent and request such Agent, in its capacity as agent of the Bank, to suspend solicitation of offers to purchase Securities from the Bank (and, if so notified, such Agent shall cease such solicitations as soon as practicable, but in any event not later than one business day later); and upon the request of an Agent, shall promptly prepare and furnish without charge an amendment or supplement to the Offering Circular, a Final Pricing Supplement or the Disclosure Package, as applicable, as then amended or supplemented that will correct such statement or omission;

     (d) So long as any Securities are outstanding, to furnish to such Agent copies of all reports or other communications (financial or other) furnished to the Holding Company’s stockholders, and deliver to such Agent as soon as they are available, copies of any reports and financial statements not otherwise available through the Commission’s or the Holding Company’s website furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Holding Company is listed;
     (e) From the date of any Terms Agreement with such Agent or other agreement by such Agent to purchase Securities as principal and continuing to and including the later of (i) the termination of the trading restrictions for the Securities purchased thereunder, as notified to the Bank by such Agent and (ii) the related Time of Delivery, not to offer, sell, contract to sell or otherwise dispose of any debt securities of the Bank (other than deposit obligations) which both mature more than 7 days after such Time of Delivery and are substantially similar to the Securities, without the prior written consent of such Agent;
     (f) That each acceptance by the Bank of an offer to purchase Securities hereunder (including any purchase by such Agent as principal not pursuant to a Terms Agreement), and each execution and delivery by the Bank of a Terms Agreement with such Agent, shall be deemed to be an affirmation to such Agent that the representations and warranties of the Bank and the Holding Company contained in or made pursuant to this Agreement are true and correct as of the date of such acceptance or of such Terms Agreement, as the case may be, as though made at and as of such date, and an undertaking that such representations and warranties will be true and correct as of the settlement date for the Securities relating to such acceptance or as of the Time of Delivery relating to such sale, as the case may be, as though made at and as of such date (except that such representations and warranties shall be deemed to relate to the Offering Circular, a Final Pricing Supplement and the Disclosure Package, each as amended and supplemented relating to such Securities);
     (g) That each time the Bank sells Securities to such Agent as principal pursuant to a Terms Agreement and such Terms Agreement specifies the delivery of an opinion or opinions by Mayer, Brown, Rowe & Maw LLP, counsel to the Agents, as a condition to the purchase of Securities pursuant to such Terms Agreement, the Bank shall furnish to such counsel such papers and information as they may reasonably request to enable them to furnish to such Agent the opinion or opinions referred to in Section 7(a) hereof;
     (h) That each time the Offering Circular or the Disclosure Package shall be amended or supplemented (other than (x) by a Preliminary or Final Pricing Supplement or Term Sheet providing solely for the interest rates or maturities of the securities or the principal amount of securities remaining to be sold or similar changes, (y) as a result of the filing of a Call Report with the FFIEC or (z) as a result of the filing with the Commission a Current Report on Form 8-K or Quarterly Report on Form 10-Q, but specifically including as a result of filing with the Commission an Annual Report on Form 10-K) and each time the Bank sells Securities to such Agent as principal pursuant to a Terms Agreement and such Terms Agreement specifies the delivery of an opinion under this Section 5(h) as a condition to the purchase of Securities pursuant to such Terms Agreement, the Bank shall furnish or cause to be furnished forthwith to such Agent written opinions of Jerry W. Powell, General Counsel and Secretary of the Holding Company and Balch & Bingham LLP or other counsel for the Bank approved as satisfactory to such Agent (provided that such approval shall not be unreasonably withheld), dated the date of such amendment, supplement or Time of Delivery relating to such sale, as the case may be, in form satisfactory to such Agent, to the effect that such Agent may rely on the opinion of such counsel referred to in Section 7(b) hereof which was last furnished to such Agent to the same extent as though it were dated the date of such letter authorizing reliance (except that the statements in such last opinion shall be deemed to relate to the Offering Circular and the Disclosure Package, each as amended and supplemented to such date) or, in lieu of such opinion, an opinion of the same tenor as the opinion of such counsel referred to in Section 7(b) hereof but modified to relate to the Offering Circular and the Disclosure Package, each as amended and supplemented to such date;
     (i) That each time the Offering Circular or the Disclosure Package shall be amended or supplemented (other than (x) by a Preliminary or Final Pricing Supplement or Term Sheet providing solely for the interest rates or maturities of the securities or the principal amount of securities remaining to be sold or similar changes, (y) as a result of the filing of a Call Report with the FFIEC or (z) as a result of the filing with the Commission a Current Report on Form 8-K or Quarterly Report on Form 10-Q, but specifically including as a result of filing with the Commission an Annual Report on Form 10-K), and each time the Bank sells Securities to such Agent as principal and the applicable Terms Agreement specifies the delivery of a certificate under this Section 5(i) as a condition to the purchase of Securities pursuant to such Terms Agreement, the Bank shall furnish or cause to be furnished forthwith to such Agent a certificate, dated the date of such supplement, amendment or Time of Delivery relating to such sale, as the case may be, in such form and executed by such officers of the Bank as shall be satisfactory to such Agent (provided that any of the Chief Executive Officer, Chief Financial Officer, Treasurer or Executive Vice President, Treasury Division, or any other officer as authorized by the Board of Directors shall be deemed as satisfactory to such Agent), to the effect that the statements contained in the certificates referred to in Section 7(e) hereof which were last furnished to such Agent are true and correct at such date as though made at and as of such date (except that such statements shall be deemed to relate to the Offering Circular and the Disclosure Package, each as amended and supplemented to such date) or, in lieu of such certificate, certificates of the same tenor as the certificates referred to in said Section 7(e) modified to relate to the Offering Circular and the Disclosure Package, each as amended and supplemented to such date;
     (j) That each time that the Offering Circular is amended or supplemented to (x) include additional financial information (other than by an amendment or supplement relating solely to the issuance and/or offering of securities other than the Securities) or (y) (in connection with the purchase of Securities from the Bank by one or more Agents as principal) the Bank sells Securities to one or more Agents as principal, the Bank shall furnish or cause to be furnished promptly to each of the Agents a comfort letter of independent public accountants, dated the date of the filing with the Commission or the date of such amendment or supplement, as applicable, or the date of such sale, as the case may be, in form satisfactory to each of the Agents;
     (k) To offer to any person who has agreed to purchase Securities from the Bank as the result of an offer to purchase solicited by such Agent the right to refuse to purchase and pay for such Securities if, on the related settlement date fixed pursuant to the Administrative Procedure, any condition set forth in Section 7(c) or 7(d) hereof shall not have been satisfied (it being understood that the judgment of such person with respect to the impracticability or inadvisability of such purchase of Securities shall be substituted, for purposes of this Section 5(k), for the respective judgments of an Agent with respect to certain matters referred to in Section 7(c) and 7(d), and that such Agent shall have no duty or obligation whatsoever to exercise the judgment permitted under Sections 7(c) and 7(d) on behalf of any such person);
     (l) The Bank will not, unless the Bank obtains the prior written consent of the Agents to whom or through whom a particular issue of Securities is to be sold, use any Supplemental Offering Materials with respect to such Securities. As used herein, “Supplemental Offering Materials” means any “written communication” (within the meaning of the regulations of the Commission under the Securities Act), other than the Offering Circular and the Disclosure Package, prepared by or on behalf of the Bank, or used or referred to by the Bank, that constitutes an offer to sell or a solicitation of an offer to buy the Securities, including without limitation any such written communication that would, if the sale of the Securities were conducted as a public offering pursuant to a registration statement filed with the Commission, constitute an “issuer free writing prospectus,” as defined in Rule 433 under the Securities Act; and
     (m) On the date hereof, the Holding Company shall have executed a letter agreement with the Agents, dated the date hereof (the “Letter Agreement”), in substantially the form of Exhibit A hereto.
     6. The Bank covenants and agrees with each Agent that the Bank will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Bank’s counsel and accountants in connection with the issuance of the Securities, in connection with the preparation and printing of the Offering Circular, the Disclosure Package, any Supplemental Offering Materials and any Preliminary or Final Pricing Supplements or Term Sheets, and all other amendments and supplements thereto, and the mailing and delivering of copies thereof to such Agent; (ii) the reasonable fees, disbursements and expenses of counsel for the Agents in connection with the establishment of the program contemplated hereby, any opinions to be rendered by such counsel hereunder and under any Terms Agreement and the transactions contemplated hereunder and under any Terms Agreement; (iii) the cost of printing, producing or reproducing this Agreement, any Terms Agreement, any Issuing Agency Agreement, any Blue Sky and Legal Investment Memoranda, closing documents (including any compilation thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Securities; (iv) all reasonable expenses in connection with the qualification of the Securities for offering and sale under state securities laws as provided in Section 5(b) hereof, including the fees and disbursements of counsel for the Agents in connection with such qualification and in connection with the Blue Sky and legal investment surveys; (v) any fees charged by securities rating services for rating the Securities; (vi) the cost of preparing the Securities; (vii) the fees and expenses of any Issuing and Paying Agent and any agent of any Issuing and Paying Agent and any transfer or paying agent of the Bank and the fees and disbursements of counsel for any Issuing and Paying Agent or such agent in connection with any Issuing Agency Agreement and the Securities; (viii) any advertising expenses connected with the solicitation of offers to purchase and the sale of Securities so long as such advertising expenses have been approved by the Bank; and (ix) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section. Except as provided in Sections 8 and 9 hereof, each Agent shall pay all other expenses it incurs.
     7. The obligation of any Agent, as agent of the Bank, at any time (“Solicitation Time”) to solicit offers to purchase the Securities and the obligation of any Agent to purchase Securities as principal, pursuant to any Terms Agreement or otherwise, shall in each case be subject, in such Agent’s discretion, to the condition that all representations and warranties and other statements of the Bank and the Holding Company herein (and, in the case of an obligation of an Agent under a Terms Agreement, in or incorporated by reference in such Terms Agreement) are true and correct at and as of the Commencement Date and any applicable date referred to in Section 5(i) hereof that is prior to such Solicitation Time or Time of Delivery, as the case may be, and at and as of such Solicitation Time or Time of Delivery, as the case may be, the condition that prior to such Solicitation Time or Time of Delivery, as the case may be, the Bank shall have performed all of its obligations hereunder theretofore to be performed, and the following additional conditions:
     (a) Mayer, Brown, Rowe & Maw LLP, counsel to the Agents, shall have furnished to such Agent (i) such opinion or opinions, dated the Commencement Date, with respect to such matters as such Agent may reasonably request, and (ii) if and to the extent requested by such Agent, with respect to each applicable date referred to in Section 5(g) hereof that is on or prior to such Time of Delivery an opinion or opinions, dated such applicable date, to the effect that such Agent may rely on the opinion or opinions which were last furnished to such Agent pursuant to this Section 7(a) to the same extent as though it or they were dated the date of such letter authorizing reliance (except that the statements in such last opinion or opinions shall be deemed to relate to the Offering Circular, as amended and supplemented to such date) or, in lieu of such an opinion or opinions, an opinion or opinions of the same tenor as the opinion or opinions referred to in clause (i) but modified to relate to the Offering Circular, as amended and supplemented to such date; and in each case such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;
     (b) (A) Balch & Bingham LLP, special counsel for the Bank, or other counsel for the Bank approved as satisfactory to such Agent (provided that such approval shall not be unreasonably withheld), shall have furnished to such Agent their written opinions, dated the Commencement Date and dated each applicable date referred to in Section 5(h) hereof that is on or prior to such Solicitation Time or Time of Delivery, as the case may be, each in form and substance satisfactory to such Agent, to the effect that:

          (i) The Bank has been duly incorporated and is an existing banking corporation in good standing under the laws of the State of Alabama, with corporate power and authority to own its properties and conduct its business as described in the Offering Circular and the Disclosure Package. The Holding Company has been duly incorporated and is an existing corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own its properties and conduct its business as described in the Offering Circular and the Disclosure Package and is duly registered as a bank holding company under the Holding Company Act;
          (ii) No consent, approval, authorization, or order of, or filing with, any governmental agency or body or any court is required for the consummation of the transactions contemplated by this Agreement, the Offering Circular, a Final Pricing Supplement or the Disclosure Package in connection with the issuance and sale of the Securities by the Bank except such as have been made with the Federal Reserve Bank of Atlanta or such other regulatory agencies and such as may be required under state securities law.
          (iii) The statements set forth in the Offering Circular under the caption “Description of Bank Notes”, insofar as they purport to constitute a summary of the terms of the Securities, and under the caption “Supervision, Regulation and Other Matters”, insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate and complete in all material respects.
          (iv) The statements set forth in the Offering Circular under the caption “Certain United States Federal Income Tax Consequences” insofar as they purport to constitute summaries of matters of United States federal tax law and regulations or legal conclusions with respect thereto are accurate and complete in all material respects.
          (v) The Exchange Act Reports (other than the financial statements and related schedules therein, as to which such counsel need express no opinion), when they were filed with the Commission, complied as to form in all material respects with the requirements of the Exchange Act, and the rules and regulations of the Commission thereunder; and such counsel has no reason to believe that any of such documents (other than the financial statements and related schedules therein, as to which such counsel need express no view), when they were so filed, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such documents were so filed, not misleading.
          (vi) No registration of the Securities under the Act is required for the offer and sale of the Securities by the Agents by virtue of the exemption provided by Section 3(a)(2) of the Act; and no qualification of an indenture under the Trust Indenture Act is required with respect thereto.
          (vii) The Bank is not and, after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Offering

Circular, a Final Pricing Supplement and the Disclosure Package, will not be an “investment company,” as defined in the Investment Company Act of 1940.
          (viii) To the best knowledge of such counsel, no order directed to any document incorporated by reference in the Offering Circular and the Disclosure Package has been issued and no challenge has been made to the accuracy or adequacy of any such document by any regulatory or other government agency.
     (B) Jerry W. Powell, General Counsel and Secretary of the Holding Company or other counsel for the Bank satisfactory to such Agent, shall have furnished to such Agent their written opinion dated the Commencement Date and dated each applicable date referred to in Section 5(h) hereof that is on or prior to such Solicitation Time or Time of Delivery, as the case may be, each in form and substance satisfactory to such Agent, to the effect that:
          (i) The Bank has been duly incorporated and is an existing banking corporation in good standing under the laws of the State of Alabama, with corporate power and authority to own its properties and conduct its business as described in the Offering Circular and the Disclosure Package and the Bank is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification; and the Holding Company has been duly incorporated and is an existing corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own its properties and conduct its business as described in the Offering Circular and the Disclosure Package and is duly registered as a bank holding company under the Holding Company Act;
          (ii) The Bank has an authorized capitalization as set forth in the Offering Circular, and all of the issued shares of capital stock of the Bank have been duly and validly authorized and issued and are fully paid and non-assessable and are owned directly or indirectly by the Holding Company (except for directors’ qualifying shares, if any), free and clear of all liens, encumbrances, equities or claims.
          (iii) To the best of such counsel’s knowledge and except as disclosed in the Offering Circular, there are no pending actions, suits or proceedings against or affecting the Bank, the Holding Company or any of their subsidiaries or any of their respective properties that, if determined adversely to the Bank, the Holding Company or any of their subsidiaries, would individually or in the aggregate have a material adverse effect on the condition (financial or other), business, properties or results of operations of the Bank and its subsidiaries or the Holding Company and its subsidiaries, as the case may be, taken as a whole, or would materially and adversely affect the ability of the Bank or the Holding Company, as the case may be, to perform its obligations under the Issuing and Paying Agency Agreement or this Agreement, or which are otherwise material in the context of the sale of the Securities; and the best of such counsel’s knowledge, no such actions, suits or proceedings are threatened.

          (iv) This Agreement and any applicable Terms Agreement have been duly authorized, executed and delivered by the Holding Company and the Bank.
          (v) The Securities have been duly authorized by the Bank and, when the terms of the Securities and of their issue and sale have been duly established in accordance with this Agreement and the Issuing Agency Agreement so as not to violate any applicable law or agreement or instrument then binding on the Bank, and the Securities have been duly executed and issued by the Bank and duly authenticated by the Issuing and Paying Agent in accordance with the Issuing Agency Agreement, and upon payment and delivery in accordance with this Agreement, will constitute valid and legally binding obligations of the Bank enforceable against the Bank in accordance with their terms and entitled to the benefits provided by the Issuing Agency Agreement, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting the rights of creditors generally or of creditors of depository institutions the accounts of which are insured by the FDIC and to general equity principles (in rendering the opinion set forth in this paragraph (vi), such counsel may assume that, at the time of any issuance and sale of any of the Securities, the Board of Directors of the Bank (or any committee thereof acting pursuant to authority properly delegated to such committee by the Board of Directors) has not taken any action to rescind or otherwise reduce its prior authorization of the issuance of the Securities and an officer of the Bank, as stated in the resolutions of the Board of Directors (or any such committee) relating to the Securities, has executed and delivered such Securities).
          (vi) The Issuing Agency Agreement has been duly authorized, executed and delivered by the Bank and constitutes a valid and legally binding agreement of the Bank, enforceable against the Bank in accordance with its terms, subject to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting the rights of creditors generally or of creditors of depository institutions the accounts of which are insured by the FDIC and to general equity principles.
          (vii) The execution, delivery and performance of the Issuing Agency Agreement and this Agreement do not, and the completion, execution and issuance of each particular Security in accordance with the Issuing Agency Agreement, the sale by the Bank of such Security in accordance with this Agreement and compliance with the terms and provisions thereof will not, result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, any rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Holding Company, the Bank or any subsidiary of the Bank or the Holding Company or any of their properties, or any agreement or instrument to which the Bank or the Holding Company or any such subsidiary is a party or by which the Holding Company, the Bank or any such subsidiary is bound or to which any of the properties of the Holding Company, the Bank or any such subsidiary is subject, or the charter or by-laws of the Holding Company, the Bank or any such subsidiary, and the Bank has full power and authority to authorize, issue and sell the Securities as contemplated by this Agreement.

          (viii) To the best knowledge of such counsel, no order directed to any document incorporated by reference in the Offering Circular or the Disclosure Package has been issued and no challenge has been made to the accuracy or adequacy of any such document by any regulatory or other government agency.
          (ix) The obligations of the Bank under the Securities that are Senior Bank Notes rank pari passu with its other unsecured and unsubordinated liabilities, except deposit obligations
          (x) The Bank is an insured bank under the applicable provisions of the FDIA.
          (xi) Each Significant Subsidiary has been duly organized and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Offering Circular and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not have a material adverse effect on the Bank and its subsidiaries taken as a whole; except as otherwise disclosed in the Offering Circular, all of the issued and outstanding capital stock of each Significant Subsidiary has been duly authorized and validly issued, is fully paid and non-assessable and is owned by the Bank, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity; none of the outstanding shares of capital stock of the Significant Subsidiaries was issued in violation of any preemptive or similar rights of any securityholder of such Significant Subsidiary.
     (C) Any legal opinion delivered pursuant to this Section 7 shall also include the following statement (or shall be accompanied by a letter including): “No facts have come to our attention that cause us to believe that as of the Applicable Time, the Disclosure Package (except for the financial statements and related schedules and other financial data included or incorporated by reference therein or omitted therefrom, as to which we need make no statement) included any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of circumstances under which they were made, not misleading. “
     (c) There shall not have occurred from (A) the date of the most recent financial statements included in the Offering Circular, in the case of the following clause (i), or (B) the date of any acceptance of an offer to purchase Securities, in the case of the following clauses (ii) — (v), to the related settlement date, (i) any change, or any development or event involving a prospective change, in the condition (financial or other), business, properties or results of operations of the Bank, Holding Company or any of their subsidiaries which, in the judgment of such Agent, as to itself only (or, in the case of a syndicated issue, as to the entire syndicate if the bookrunning lead managing Agent(s) so terminate), is material and adverse and makes it impractical or inadvisable to proceed with the solicitation by such Agent of offers to purchase Securities from the

Bank or the purchase by such Agent of Securities from the Bank as principal, as the case may be, on the terms and in the manner contemplated in the Offering Circular, a Final Pricing Supplement and the Disclosure Package; (ii) any downgrading in the rating of any debt securities of the Bank or Holding Company by any “nationally recognized statistical rating organization” (as defined for purposes of Rule 436(g) under the Act), or any public announcement that any such organization has under surveillance or review its rating of any debt securities of the Bank or Holding Company (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating); (iii) any suspension or limitation of trading in securities generally on the New York Stock Exchange, or any setting of minimum prices for trading on such exchange, or any suspension of trading of any securities of the Bank or Holding Company on any exchange or in the over-the-counter market; (iv) any banking moratorium declared by U.S. Federal or New York authorities; or (v) any outbreak or escalation of major hostilities in which the United States is involved, any declaration of war by Congress or any other substantial national or international calamity or emergency if, in the sole judgment of such Agent, as to itself only (or, in the case of a syndicated issue, as to the entire syndicate if the bookrunning lead managing Agent(s) so terminate), the effect of any such outbreak, escalation, declaration, calamity or emergency makes it impractical or inadvisable to proceed with solicitations of offers to purchase Securities or the purchase of the Securities from the Bank as principal or enforce contracts for the sale of Securities pursuant to the applicable terms Agreement or otherwise, as the case may be, on the terms and the manner contemplated in the Offering Circular, a Final Pricing Supplement and the Disclosure Package.
     (d) With respect to any Security denominated in a currency other than the U.S. dollar, more than one currency or a composite currency or any Security the principal or interest of which is indexed to such currency, currencies or composite currency, there shall not have occurred a suspension or material limitation in foreign exchange trading in such currency, currencies or composite currency by a major international bank, a general moratorium on commercial banking activities in the country or countries issuing such currency, currencies or composite currency, the outbreak or escalation of hostilities involving, the occurrence of any material adverse change in the existing financial, political or economic conditions of, or the declaration of war or a national emergency by, the country or countries issuing such currency, currencies or composite currency or the imposition or proposal of exchange controls by any governmental authority in the country or countries issuing such currency, currencies or composite currency.
     (e) The Bank shall have furnished or caused to be furnished to such Agent certificates of officers of the Bank and of the Holding Company dated the Commencement Date and each applicable date referred to in Section 5(i) hereof in such form and executed by such officers of the Bank and of the Holding Company as shall be satisfactory to such Agent (provided that any of the Chief Executive Officer, Chief Financial Officer, Treasurer or Executive Vice President, Treasury Division, or any other officer as authorized by the Board of Directors shall be deemed as satisfactory to such Agent) to the accuracy of the representations and warranties of the Bank and the Holding Company herein at and as of the Commencement Date or such applicable date, as the case may be, as to the performance by the Bank and the Holding Company of all of their respective obligations hereunder to be performed at or prior to the Commencement Date or such applicable date, as the case may be, as to the matters set forth in subsection (c) of this Section 7, and as to such other matters as such Agent may reasonably request.
     (f) Each Agent shall have received a comfort letter, satisfactory to each Agent, from the Bank’s independent certified public accountants.
     8. (a) The Bank and the Holding Company, jointly and severally will indemnify and hold harmless each Agent against any losses, claims, damages or liabilities, joint or several, to which such Agent may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Offering Circular, the Disclosure Package, a Final Pricing Supplement or any Supplemental Offering Materials, or any amendment or supplement thereto, or any related preliminary offering circular, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse such Agent for any legal or other expenses reasonably incurred by such Agent in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Bank and the Holding Company will not be liable to such Agent in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any of such documents in reliance upon and in conformity with written information furnished to the Bank and the Holding Company by such Agent specifically for use in the Offering Circular, the Disclosure Package, a Final Pricing Supplement or any Supplemental Offering Materials, unless such loss, claim, damage or liability arises out of the offer or sale of Securities occurring after the Agent has notified the Bank and the Holding Company in writing that such information should no longer be used therein, it being understood and agreed that the only such information furnished by any Agent consists of the information described as such in subsection (b) below.
          (b) Each Agent will severally and not jointly indemnify and hold harmless the Bank or the Holding Company against any losses, claims, damages or liabilities to which the Bank or the Holding Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Offering Circular, the Disclosure Package, a Final Pricing Supplement or any Supplemental Offering Materials, or any amendment or supplement thereto, or any related preliminary offering circular, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Bank and the Holding Company by such Agent specifically for use therein, and will reimburse any legal or other expenses reasonably incurred by the Bank and the Holding Company in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred, unless such loss, claim, damage or liability arises out of the offer or sale of Securities occurring after the Agent has notified the Bank and the Holding Company in writing that such information should no longer be used in the

Offering Circular, the Disclosure Package, a Final Pricing Supplement or any Supplemental Offering Materials, it being understood and agreed that the only such information furnished by any Agent consists of the following information in the Offering Circular, the Disclosure Package, a Final Pricing Supplement or any Supplemental Offering Materials furnished on behalf of each Agent: the information contained in the fifth and twelfth paragraphs in the Offering Circular under the caption “Plan of Distribution”.
          (c) Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under subsection (a) or (b) above, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under subsection (a) or (b) above. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section 8 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action.
          (d) If the indemnification provided for in this Section 8 is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Bank and the Holding Company on the one hand and any Agent on the other from the offering pursuant to this Agreement of the Securities which are the subject of the action or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Bank and the Holding Company on the one hand and any Agent on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Bank and the Holding Company on the one hand and any Agent on the other shall be deemed to be in the same proportions as the total net proceeds from the offering pursuant to this Agreement of the Securities which are the subject of the action (before deducting expenses) received by the Bank and the Holding Company bear to the total discounts and commissions received by such Agent from the offering of such Securities pursuant to this Agreement. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Bank or the Holding Company on the one hand or by any such Agent and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (d). Notwithstanding the provisions of this subsection (d), no Agent shall be required to contribute any amount in excess of the amount by which the total price at which the Securities which are the subject of the action and which were distributed to the public through it pursuant to this Agreement or upon resale of Securities purchased by it from the Bank exceeds the amount of any damages which such Agent has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of each Agent in this subsection (d) to contribute are several, in the same proportion which the amount of the Securities which are the subject of the action and which were distributed through such Agent pursuant to this Agreement bears to the total amount of such Securities distributed through all of the Agents pursuant to this Agreement, and not joint.
          (e) The obligations of the Bank and the Holding Company under this Section 8 shall be in addition to any liability which the Bank or the Holding Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls each Agent within the meaning of the Act; and the obligations of each Agent under this Section 8 shall be in addition to any liability which each Agent may otherwise have and shall extend, upon the same terms and conditions, to each office and director of the Bank and to each person, if any, who controls the Bank within the meaning of the Act.
     9. Each Agent, in soliciting offers to purchase Securities from the Bank and in performing the other obligations of such Agent hereunder (other than in respect of any purchase by an Agent as principal, pursuant to a Terms Agreement or otherwise), is acting solely as agent for the Bank and not as principal. Each Agent will make reasonable efforts to assist the Bank in obtaining performance by each purchaser whose offer to purchase Securities from the Bank was solicited by such Agent and has been accepted by the Bank, but such Agent shall not have any liability to the Bank in the event such purchase is not consummated for any reason. If the Bank shall default on its obligation to deliver Securities to a purchaser whose offer it has accepted, the Bank shall (i) hold each Agent harmless against any loss, claim or damage arising from or as a result of such default by the Bank and (ii) notwithstanding such default, pay to the Agent that solicited such offer any commission to which it would be entitled in connection with such sale.
     10. The respective indemnities, agreements, representations, warranties and other statements by any Agent, the Bank and the Holding Company set forth in or made pursuant to this Agreement shall remain in full force and effect regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Agent or any controlling person of any Agent, or the Bank, the Holding Company or any officer or director or any controlling person of the Bank or the Holding Company, and shall survive each delivery of and payment for any of the Securities.

     11. The provisions of this Agreement relating to the solicitation of offers to purchase Securities from the Bank may be suspended and this Agreement may be terminated at any time by the Bank as to any Agent or by any Agent as to such Agent upon the giving of written notice of such suspension or termination to such Agent or the Bank, as the case may be. In the event of such suspension or termination with respect to any Agent, (x) this Agreement shall remain in full force and effect with respect to any Agent as to which such suspension or termination has not occurred, (y) this Agreement shall remain in full force and effect with respect to the rights and obligations of any party which have previously accrued or which relate to Securities which are already issued, agreed to be issued or the subject of a pending offer at the time of such suspension or termination and (z) in any event, this Agreement shall remain in full force and effect insofar as the fourth paragraph of Section 3(a), and Sections 5(c), 5(d), 5(e), 6, 8, 9 and 10 hereof are concerned.
     12. Except as otherwise specifically provided herein or in the Administrative Procedure, all statements, requests, notices and advices hereunder shall be in writing, or by telephone if promptly confirmed in writing, and shall be sufficient in all respects when delivered or sent by facsimile transmission or registered mail as follows: if to Citigroup Global Markets Inc. to 388 Greenwich Street, New York, New York 10013, attention of Medium-Term Note Department, Facsimile (212) 816-7912, and if to Keefe, Bruyette & Woods, Inc. to 787 7th Avenue, New York, New York 10019, Facsimile (212) 541-6644, Attention: Debt Capital Markets, and if to Lehman Brothers Inc. to Lehman Brothers Inc., Attention: Debt Capital Markets, Financial Institutions Group, 745 Seventh Avenue, New York, New York 10019, Facsimile (212) 526-0943, Attention: MTN Product Origination (with a copy to the General Counsel at the same address) and if to Merrill Lynch, Pierce, Fenner & Smith Incorporated to World Financial Center, North Tower, 11th Floor, New York, New York 10281, Facsimile (212) 449-0599, Attention: Product Management Department, and if to Sandler, O’Neill & Partners, L.P. to 919 Third Avenue, 6th Floor, New York, New York 10022, and if to the Bank or the Holding Company to Compass Bank, 15 South 20th Street Plaza Level, Birmingham, Alabama 35233, Attention: Treasurer, Facsimile (205) 297-5521.
     13. This Agreement and any Terms Agreement shall be binding upon, and inure solely to the benefit of, each Agent, the Bank and the Holding Company, and to the extent provided in Sections 8, 9 and 10 hereof, the officers and directors of the Bank and the Holding Company and any person who controls any Agent or the Bank or the Holding Company, and their respective personal representatives, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement or any Terms Agreement. No purchaser of any of the Securities through or from any Agent hereunder shall be deemed a successor or assign by reason merely of such purchase.
     14. The Bank acknowledges and agrees that (i) any purchase and sale of Securities pursuant to this Agreement and any Terms Agreement, including the determination of terms of the Securities and any related discounts and commissions, are arm’s-length commercial transactions between the Bank, on the one hand, and the Agent(s), on the other hand, (ii) in connection with the offerings contemplated hereby and the process leading to any such transaction each Agent is and has been acting solely as a principal and is not the agent (except to the extent expressly set forth herein) or fiduciary of the Bank or its shareholders, creditors, employees or any other party, (iii) no Agent has assumed or will assume an advisory or fiduciary responsibility in favor of the Bank with respect to the offerings contemplated hereby or the process leading thereto (irrespective of whether such Agent has advised or is currently advising the Bank on other matters) and no Agent has any obligation to the Bank with respect to any offering contemplated hereby except the obligations expressly set forth in this Agreement, (iv) the Agent(s) and their respective affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Bank, and (v) no Agent has provided any legal, accounting, regulatory or tax advice with respect to the offerings contemplated hereby and the Bank has consulted its own legal, accounting, regulatory and tax advisors to the extent it deemed appropriate
     15. Time shall be of the essence in this Agreement and any Terms Agreement.
     16. This Agreement and any Terms Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.
     17. This Agreement and any Terms Agreement may be executed by any one or more of the parties hereto and thereto in any number of counterparts, each of which shall be an original, but all of such respective counterparts shall together constitute one and the same instrument.

     If the foregoing is in accordance with your understanding, please sign and return to us counterpart signatures hereof, whereupon this letter and the acceptance by each of you thereof shall constitute a binding agreement between the Bank and each of you in accordance with its terms.

Very truly yours,

COMPASS BANK

		By:	/s/ Richard O. Hughes
Name: Richard O. Hughes
Title: Executive Vice President

COMPASS BANCSHARES, INC.

		By:	/s/ Richard O. Hughes
Name: Richard O. Hughes
Title: Executive Vice President

Accepted in New York, New York, as of the date hereof:

CITIGROUP GLOBAL MARKETS INC.

By:	/s/ S. Kenneth McPhail
Name: S. Kenneth McPhail
Title: Managing Director

KEEFE, BRUYETTE & WOODS, INC.

By:	/s/ Maurice Beshcian IV
Name: Maurice Beshcian IV
Title: Managing Director

LEHMAN BROTHERS INC.

By:	/s/ John Jedlicka
Name: John Jedlicka
Title: Managing Director

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

By:	/s/ Jason Brownstein
Name: Jason Brownstein
Title: Vice President

SANDLER, O’NEILL & PARTNERS, L.P.

By:	/s/ Robert A. Kleinart
Name: Robert A. Kleinart
Title: Officer

EXHIBIT A
Holding Company Letter Agreement
Dear Sirs:
     Compass Bancshares, Inc. (the “Holding Company”), a bank holding company with securities registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), in order to induce you (each referred to as an “Agent” and collectively referred to as the “Agents”) to enter into a Distribution Agreement of even date herewith (the “Agreement”) with respect to the issue and sale from time to time by Compass Bank, an Alabama banking corporation (the “Bank”), of up to $2,000,000,000 principal amount of its senior and subordinated debt obligations not insured by the Federal Deposit Insurance Corporation called Bank Notes (the “Notes”), hereby agrees with the Agents as follows (capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Agreement).
     1. Representations and Warranties.
     The Holding Company represents and warrants to each Agent as follows:
     (a) Authorization to Incorporate by Reference. The Holding Company has authorized the Bank to incorporate by reference in the Offering Circular (i) its Annual Report on Form 10-K for the year ended December 31, 2005, (ii) its Current Reports on Form 8-K dated January 3, 2006 and January 17, 2006 and (ii) any reports filed by it with the Securities and Exchange Commission (the “Commission”) pursuant to Section 13 or 15(d) of the Exchange Act and the rules and regulations thereunder subsequent to the date hereof and prior to the termination of the offering of the Notes (collectively, the “Incorporated Documents”).
     (b) Incorporated Documents; Financial Statements. The Incorporated Documents, at the time they were or hereafter are filed by the Holding Company with the Commission complied or when so filed will comply, as the case may be, in all material respects with the requirements of the Exchange Act and the rules and regulations promulgated thereunder, and, when read together with the other information in the Offering Circular (as of each applicable Representation Date) and the Disclosure Package as of the Applicable Time, did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were or are made, not misleading.
     (c) Due Organization, Valid Existence and Good Standing. The Holding Company is a corporation duly organized and validly existing and in good standing under the laws of the State of Delaware and is licensed, registered or qualified to conduct the business in which it is engaged in each jurisdiction in which the conduct of its business or its ownership or the leasing of property requires such license, registration or qualification, except to the extent that the failure to be so licensed, registered or qualified or to be in good standing would not have a material adverse effect on the Holding Company and its subsidiaries taken as a whole.

1

     (d) Authorization of Agreement. The Agreement and this Letter Agreement have been duly authorized by all necessary corporate action on the part of the Holding Company.
     (e) No Material Adverse Change. Except as set forth or contemplated in the Offering Circular, since the date of its latest financial statements included or incorporated by reference in the Offering Circular, there has not been any material adverse change in the financial condition, business or results of operations of the Holding Company and its subsidiaries on a consolidated basis.
     2. Representations and Warranties to Survive Delivery.
     All representations and warranties contained in this Letter Agreement shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of the Agents or any controlling person of the Agents, or by or on behalf of the Holding Company and shall survive each delivery of and payment for any of the Notes.
     3. Termination.
     This Letter Agreement may be terminated for any reason without notice, at any time the Agreement is contemporaneously terminated in its entirety in accordance with the provisions thereof. In the event of such termination, the provisions of Section 2 hereof shall remain in effect.
     4. Notices.
     All notices and other communications related to this Letter Agreement shall be delivered in accordance with the provisions of Section 13 of the Agreement and, if to the Holding Company or the Bank, shall be delivered to Compass Bank, 15 South 20th Street Plaza Level, Birmingham, Alabama 35233, Attention: Treasurer, Facsimile Transmission No. (205) 297-5521.
     5. Governing Law.
     This Letter Agreement and the rights and obligations of the parties shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed within such State.

2

     If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Holding Company a counterpart hereof, whereupon this instrument along with all counterparts will become a binding agreement between you and the Holding Company in accordance with its terms.

Very truly yours,

COMPASS BANCSHARES, INC.

By:
Name:
Title:

Accepted in New York, New York, as of the date hereof:

CITIGROUP GLOBAL MARKETS INC.

By:
Name:
Title:

KEEFE, BRUYETTE & WOODS, INC.

By:
Name:
Title:

LEHMAN BROTHERS INC.

By:
Name:
Title:

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

By:
Name:
Title:

SANDLER, O’NEILL & PARTNERS, L.P.

By:
Name:
Title:

3

ANNEX I
Compass Bank
Bank Notes
Terms Agreement
                    , 20
[Citigroup Global Markets Inc
388 Greenwich Street
New York, New York 10013
Keefe, Bruyette & Woods, Inc.
787 7th Avenue
New York, New York 10019
Lehman Brothers Inc.
745 Seventh Avenue, Fifth Floor
New York, New York 10019
Merrill Lynch, Pierce, Fenner & Smith Incorporated
World Financial Center
North Tower
New York, New York 10281
Sandler O’Neill & Partners, L.P.
919 Third Avenue, 6th Floor
New York, New York 10022]
Ladies and Gentlemen:
     Compass Bank (the “Bank”) proposes, subject to the terms and conditions stated herein and in the Distribution Agreement, dated March 13, 2006 (the “Distribution Agreement”), between the Bank and Compass Bancshares, Inc. on the one hand and Citigroup Global Markets Inc., Keefe, Bruyette & Woods, Inc., Lehman Brothers Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Sandler, O’Neill & Partners, L.P., on the other, to issue and sell to [Name(s) of Agent(s)] (the “Agents”) the securities specified in the Schedule hereto (the “Purchased Securities”). Each of the provisions of the Distribution Agreement not specifically related to the solicitation by the Agents, as agents of the Bank, of offers to purchase Securities is incorporated herein by reference in its entirety, and shall be deemed to be part of this Terms Agreement to the same extent as if such provisions had been set forth in full herein. Nothing contained herein or in the Distribution Agreement shall make any party hereto an agent of the Bank or make such party subject to the provisions therein relating to the solicitation of offers to purchase Securities from the Bank, solely by virtue of its execution of this Terms Agreement. Each of the representations and warranties set forth therein shall be deemed to have been made at and as of the date of this Terms Agreement, except that each representation and warranty in Sections 1 and 2 of the Distribution Agreement which makes reference to the Offering Circular shall be deemed to be a representation and warranty as of the date of the Distribution Agreement in relation to the Offering Circular (as therein defined), and also a representation and warranty as of the date of this Terms Agreement in relation to the Offering Circular as amended and supplemented to relate to the Purchased Securities. Each of the representations and warranties which makes reference to the Disclosure Package shall be deemed to have been made at and as of the Applicable Time.
     Subject to the terms and conditions set forth herein and in the Distribution Agreement incorporated herein by reference, the Bank agrees to issue and sell to [Name(s) of Agent(s)] and [Name(s) of Agent(s)] agree[s] to purchase from the Bank the Purchased Securities, at the time (the “Settlement Date”) and place, in the principal amount and at the purchase price set forth in the Schedule hereto.
     [In the event the Bank and a syndicate of Agents have entered into this Terms Agreement and one or more of the Agents shall fail to purchase the Securities which it or they are obligated to purchase (the “Defaulted Securities”) at the Settlement Date, then the nondefaulting Agents shall have the right, within 24 hours thereafter, to make arrangements for one of them or one or more other Agents or placement agents to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; provided, however, that if such arrangements shall not have been completed within such 24-hour period, then:
     (a) if the aggregate principal amount of Defaulted Securities does not exceed 10% of the aggregate principal amount of Securities to be so purchased by all of such Agents on the Settlement Date, the nondefaulting Agents shall be obligated, severally and not jointly, to purchase the full amount thereof in the proportions that their respective initial purchase obligations bear to the purchase obligations of all nondefaulting Agents, or
     (b) if the aggregate principal amount of Defaulted Securities exceeds 10% of the aggregate principal amount of Securities to be so purchased by all of such Agents on the Settlement Date, such agreement shall terminate without liability on the part of any nondefaulting Agent.
     No action taken pursuant to this shall relieve any defaulting Agent from liability in respect of its default.
     In the event of any such default which does not result in a termination of such agreement, either the nondefaulting Agents or the Bank shall have the right to postpone the Settlement Date for a period not exceeding seven days in order to effect any required changes in the Offering Circular or the Distribution Agreement or in any other documents or arrangements.]

     If the foregoing is in accordance with your understanding, please sign and return to us [___] counterparts hereof, and upon acceptance hereof by you this letter and such acceptance hereof, including those provisions of the Distribution Agreement incorporated herein by reference, shall constitute a binding agreement among you, the Bank and the Holding Company.

COMPASS BANK

By:
Name:
Title:

COMPASS BANCSHARES, INC.

By:
Name:
Title:

Accepted

[Name(s) of Agent(s)]

By:
Name:
Title:

Schedule to Annex I
Title of Purchased Securities:
      [ %] Bank Notes
Aggregate Principal Amount:
      [$............... or units of other Specified Currency]
[Price to Public:]
Purchase Price by [Name(s) of Agent(s)]:
     % of the principal amount of the Purchased Securities[, plus accrued interest from ............ to         ...........] [and accrued amortization, if any, from .............. to .............]
Method of and Specified Funds for Payment of Purchase Price:
     [By certified or official bank check or checks, payable to the order of the Bank, in [[New York] [Clearing House] [immediately available] funds]
     [By wire transfer to a bank account specified by the Bank in [next day] [immediately available] funds]
Applicable Time:
Time of Delivery:
Disclosure Package:
Supplemental Offering Materials:
Closing Location for Delivery of Securities:
Maturity:
Interest Rate: [ %]
Interest Payment Dates:
      [months and dates]
Documents to be Delivered:
     The following documents referred to in the Distribution Agreement shall be delivered as a condition to the Closing:
[(1) The opinion or opinions of counsel to the Agents referred to in Section 5(g).]

[(2) The opinion of counsel to the Bank referred to in Section 5(h).]

[(3) The officers’ certificate referred to in Section 5(i).]

[(4) The accountants’ letter(s) referred to in Section 5(j).]
Other Provisions (including Syndicate Provisions, if applicable):

ANNEX II
Compass Bank
Administrative Procedure
     This Administrative Procedure relates to the Securities defined in the Distribution Agreement, dated [      ], 2006 (the “Distribution Agreement”), among Compass Bank (the “Bank”), Compass Bancshares, Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc., Keefe, Bruyette & Woods, Inc., Lehman Brothers Inc. and Sandler, O’Neill & Partners, L.P. (together, the “Agents”), to which this Administrative Procedure is attached as Annex II. Defined terms used herein and not defined herein shall have the meanings given such terms in the Distribution Agreement, the Offering Circular, a Final Pricing Supplement and the Disclosure Package, each as amended or supplemented or the Issuing Agency Agreement.
     The procedures to be followed with respect to the settlement of sales of Securities directly by the Bank to purchasers solicited by an Agent, as agent, are set forth below. The terms and settlement details related to a purchase of Securities by an Agent, as principal, from the Bank will be set forth in a Terms Agreement pursuant to the Distribution Agreement, unless the Bank and such Agent otherwise agree as provided in Section 3(b) of the Distribution Agreement, in which case the procedures to be followed in respect of the settlement of such sale will be as set forth below. Notwithstanding the foregoing, the Bank and an Agent or syndicate of Agents may mutually agree to any other method of settlement of sales of Securities, either in connection with a sale of Securities directly by the Bank to purchasers solicited by an Agent, as agent, or a purchase of Securities by an Agent, as principal, from the Bank. An Agent, in relation to a purchase of a Security by a purchaser solicited by such Agent, is referred to herein as the “Selling Agent” and, in relation to a purchase of a Security by such Agent as principal other than pursuant to a Terms Agreement, as the “Purchasing Agent”.
     The Bank will advise each Agent in writing of those persons with whom such Agent is to communicate regarding offers to purchase Securities and the related settlement details.
     Each Security will be issued only in fully registered form and will be represented by either a global security (a “Global Security”) delivered to The Depository Trust Company (the “Depositary”) and recorded in the book-entry system maintained by the Depositary (a “Book-Entry Security”) or a certificate issued in definitive form (a “Certificated Security”) by the Issuing and Paying Agent, as agent for the Depositary, delivered to a person designated by an Agent, as set forth in the applicable Final Pricing Supplement and Term Sheet. An owner of a Book-Entry Security will not be entitled to receive a certificate representing such a Security, except as provided in the Issuing Agency Agreement.
     Book-Entry Securities may be issued in accordance with the Administrative Procedure set forth in Part I hereof, and Certificated Securities may be issued in accordance with the Administrative Procedure set forth in Part II hereof, in either case except as may otherwise be mutually agreed upon by the Bank and an Agent or syndicate of Agents.

PART I: ADMINISTRATIVE PROCEDURE FOR BOOK-ENTRY SECURITIES
     In connection with the qualification of the Book-Entry Securities for eligibility in the book-entry system maintained by the Depositary, the Issuing and Paying Agent will perform the custodial; document control and administrative functions described below (or as otherwise agreed), in accordance with its respective obligations under a Letter of Representation from the Bank and the Issuing and Paying Agent to the Depositary, dated the date hereof, and a Medium-Term Note Certificate Agreement between the Issuing and Paying Agent and the Depositary, dated as of [       ] (the “Certificate Agreement”), and its obligations as a participant in the Depositary, including the Depositary’s Same-Day Funds Settlement System (“SDFS”).
Posting Rates by the Bank:
     The Bank and the Agents will discuss from time to time the rates of interest per annum to be borne by and the maturity of Book-Entry Securities that may be sold as a result of the solicitation of offers by an Agent. The Bank may establish a fixed set of interest rates and maturities for an offering period (“posting”). If the Bank decides to change already posted rates, it will promptly advise the Agents to suspend solicitation of offers until the new posted rates have been established with the Agents.
Acceptance of Offers by the Bank:
     Each Agent will promptly advise the Bank by telephone or other appropriate means of all reasonable offers to purchase Book-Entry Securities, other than those rejected by such Agent. Each Agent may, in its discretion reasonably exercised, reject any offer received by it in whole or in part. Each Agent also may make offers to the Bank to purchase Book-Entry Securities as a Purchasing Agent. The Bank will have the sole right to accept offers to purchase Book-Entry Securities and may reject any such offer in whole or in part.
     The Bank will promptly notify the Selling Agent or Purchasing Agent, as the case may be, of its acceptance or rejection of an offer to purchase Book-Entry Securities. If the Bank accepts an offer to purchase Book-Entry Securities, it will confirm such acceptance in writing to the Selling Agent or Purchasing Agent, as the case may be, and the Issuing and Paying Agent.
Communication of Sale Information to the Bank by Agent and Settlement Procedures:
     A. After the acceptance of an offer by the Bank, the Selling Agent or Purchasing Agent, as the case may be, will communicate promptly, but in no event later than the time set forth under “Settlement Procedure Timetable” below, the following details of the terms of such offer (the “Sale Information”) to the Bank by telephone (confirmed in writing) or by facsimile transmission or other acceptable written means:
(1)	Principal Amount of Book-Entry Securities to be purchased;

(2)	If a Fixed Rate Book-Entry Security, the interest rate and initial interest payment date;

(3)	Trade Date;

(4)	Settlement Date;

(5)	Maturity Date;

(6)	Specified Currency and, if the Specified Currency is other than U.S. dollars, the applicable Exchange Rate for such Specified Currency (it being understood that currently the Depositary accepts deposits of Global Securities denominated in U.S. dollars only);

(7)	Indexed Currency, the Base Rate and the Exchange Rate Determination Date, if applicable;

(8)	Issue Price;

(9)	Selling Agent’s commission or Purchasing Agent’s discount, as the case may be;

(10)	Net Proceeds to the Bank;

(11)	If a redeemable Book-Entry Security, such of the following as are applicable:
(i)	Redemption Commencement Date,

(ii)	Initial Redemption Price (% of par), and

(iii)	Amount (% of par) that the Redemption Price shall decline (but not below par) on each anniversary of the Redemption Commencement Date;
(12)	If a Floating Rate Book-Entry Security, such of the following as are applicable:
(i)	Interest Rate Basis,

(ii)	Index Maturity,

(iii)	Spread or Spread Multiplier,

(iv)	Maximum Rate,

(v)	Minimum Rate,

(vi)	Initial Interest Rate,

(vii)	Interest Reset Dates,

(viii)	Calculation Dates,

(ix)	Interest Determination Dates,

(x)	Interest Payment Dates,

(xi)	Regular Record Dates, and

(xii)	Calculation Agent;
(13)	Name, address and taxpayer identification number of the registered owner(s);

(14)	Denomination of certificates to be delivered at settlement;

(15)	Book-Entry Security or Certificated Security; and

(16)	Selling Agent or Purchasing Agent.
     B. After receiving the Sale Information from the Selling Agent or Purchasing Agent, as the case may be, the Bank will communicate such Sale Information to the Issuing and Paying Agent by facsimile transmission or other acceptable written means. The Issuing and Paying Agent will assign a CUSIP number to the Global Security from a list of CUSIP numbers previously delivered to the Issuing and Paying Agent by the Bank representing such Book-Entry Security and then advise the Bank and the Selling Agent or Purchasing Agent, as the case may be, of such CUSIP number.
     C.
     (1) In the event the Bank is considered a “fast settlement bank” with the Depositary, the Issuing and Paying Agent will enter a pending deposit message through the Depositary’s Participant Terminal System, providing the following settlement information to the Depositary, and the Depositary shall forward such information to such Agent and Standard & Poor’s Corporation:
a.	The applicable Sale Information;

b.	CUSIP number of the Global Security representing such Book-Entry Security;

c.	Whether such Global Security will represent any other Book-Entry Security (to the extent known at such time);

d.	Number of the participant account maintained by the Depositary on behalf of the Selling Agent or Purchasing Agent, as the case may be;

e.	The interest payment period; and

f.	Initial Interest Payment Date for such Book-Entry Security, number of days by which such date succeeds the record date for the Depositary’s purposes (or, in the case of Floating Rate Securities which reset daily or weekly, the date five calendar days immediately preceding the applicable Interest Payment Date and, in the case of all other Book-Entry Securities, the Regular Record Date, as defined in the Security) and, if calculable at that time, the amount of interest payable on such Interest Payment Date.
     (2) In the event the Bank is not considered a “fast settlement bank” with the Depositary, the Issuing and Paying Agent and the Bank will provide the following settlement information to the Depositary in such manner as is mutually agreed upon by the Issuing and Paying Agent and the Bank, and as acceptable to the Depositary, and the Depositary shall forward such information to such Agent and Standard & Poor’s Corporation:
a.	The applicable Sale Information;

b.	CUSIP number of the Global Security representing such Book-Entry Security;

c.	Whether such Global Security will represent any other Book-Entry Security (to the extent known at such time);

d.	Number of the participant account maintained by the Depositary on behalf of the Selling Agent or Purchasing Agent, as the case may be and only if applicable;

e.	The interest payment period; and

f.	Initial Interest Payment Date for such Book-Entry Security, number of days by which such date succeeds the record date for the Depositary’s purposes (or, in the case of Floating Rate Securities which reset daily or weekly, the date five calendar days immediately preceding the applicable Interest Payment Date and, in the case of all other Book-Entry Securities, the Regular Record Date, as defined in the Security) and, if calculable at that time, the amount of interest payable on such Interest Payment Date.
     The Issuing and Paying Agent and the Bank will provide to the Depositary a Letter of Representation, the Global Security as referenced in D below and the Offering Circular, Final Pricing Supplement and/or Term Sheet, as applicable (or any portion thereof), and any other information as the Depositary may request or require (including any questionnaire as may be requested by the Depositary and as not otherwise supplied by the Agent), in order to provide the information identified in this subsection C(2).
     D. The Issuing and Paying Agent will complete and authenticate the Global Security previously delivered by the Bank representing such Book-Entry Security.
     E. (1) In the event the Bank is not considered a “fast settlement bank” with the Depositary, the Issuing and Paying Agent will deliver the executed and authenticated Global Security representing such Book-Entry Security to the Depositary.
          (2) In the event the Bank is considered a “fast settlement bank” with the Depositary, the Depositary will credit such Book-Entry Security to the Issuing and Paying Agent’s participant account at the Depositary.
     F. The Issuing and Paying Agent will enter an SDFS deliver order through the Depositary’s Participant Terminal System, or in such other manner as mutually agreed upon by the Issuing and Paying Agent and the Bank, and as acceptable to the Depositary, instructing the Depositary to (i) debit such Book-Entry Security to the Issuing and Paying Agent’s participant account and credit such Book-Entry Security to such Agent’s participant account and (ii) debit such Agent’s settlement account and credit the Issuing and Paying Agent’s settlement account for an amount equal to the price of such Book-Entry Security less such Agent’s commission. The entry of such a deliver order shall constitute a representation and warranty by the Issuing and Paying Agent to the Depositary that (a) the Global Security representing such Book-Entry Security has been issued and authenticated and (b) the Issuing and Paying Agent is holding such Global Security pursuant to the Certificate Agreement. In the event the Bank is not considered a “fast settlement bank” with the Depositary, the Issuing and Paying Agent agrees to enter the SDFS deliver order described in this Section F in a manner other than through the Depositary’s Participant Terminal System.
     G. Such Agent will enter an SDFS deliver order through the Depositary’s Participant Terminal System, or in such other manner as mutually agreed upon by the Bank and the Agent, and as acceptable to the Depositary, instructing the Depositary (i) to debit such Book-Entry Security to such Agent’s participant account and credit such Book-Entry Security to the participant accounts of the participants with respect to such Book-Entry Security and (ii) to debit the settlement accounts of such participants and credit the settlement account of such Agent for an amount equal to the price of such Book-Entry Security. In the event the Bank is not considered a “fast settlement bank” with the Depositary, the Agent will enter the SDFS deliver order described in this Section F in a manner other than through the Depositary’s Participant Terminal System.
     H. In the event the Bank is considered a “fast settlement bank” with the Depositary, transfers of funds in accordance with SDFS deliver orders described in Settlement Procedures “F” and “G” (if applicable) will be settled in accordance with SDFS operating procedures in effect on the settlement date. In the event the Bank is not considered a “fast settlement bank” with the Depositary, the Issuing and Paying Agent and the Agent will settle transfers of funds in a manner as mutually agreed to by the parties.
     I. Upon confirmation of receipt of funds, the Issuing and Paying Agent will transfer to the account of the Bank maintained at the Bank or such other account as the Bank may have previously specified to the Issuing and Paying Agent, in funds available for immediate use in the amount transferred to the Issuing and Paying Agent in accordance with Settlement Procedure “F”.
     J. Such Agent will confirm the purchase of such Book-Entry Security to the purchaser either by transmitting to the participants with respect to such Book-Entry Security a confirmation order or orders through the Depositary’s institutional delivery system or by mailing a written confirmation to such purchaser.
     K. Upon request, the Issuing and Paying Agent will send to the Bank a statement setting forth the principal amount of Book-Entry Securities outstanding as of that date under the Issuing and Paying Agency Agreement.
     L. The Depositary will, at any time, upon request of the Bank or the Issuing and Paying Agent, promptly furnish to the Bank or the Issuing and Paying Agent a list of the names and addresses of the participants for whom the Depositary has credited Book-Entry Securities.
Preparation of Final Pricing Supplement and Term Sheet:
     If the Bank accepts an offer to purchase a Book-Entry Security, it will prepare a Final Pricing Supplement and Term Sheet reflecting the terms of such Book-Entry Security and arrange to have delivered to the Selling Agent or Purchasing Agent, as the case may be, at least ten copies of such Final Pricing Supplement and Term Sheet, not later than 5:00 p.m., New York City time, on the Business Day following the Trade Date (as defined below), or if the Bank and the purchaser agree to settlement on the Business Day following the date of acceptance of such offer, not later than noon, New York City time, on such date.
Delivery of Confirmation and Offering Circular and Disclosure Package: to Purchasers by Selling Agent:
     The Selling Agent will deliver to the purchaser of a Book-Entry Security a written confirmation of the sale and delivery and payment instructions. In addition, the Selling Agent will deliver to such purchaser or its agent the Offering Circular, as amended or supplemented

(and a Final Pricing Supplement) in relation to such Book-Entry Security prior to or together with the earlier of the delivery to such purchaser or its agent of (a) the confirmation of sale or (b) the Book-Entry Security. The Bank shall provide a copy of the Disclosure Package (as not otherwise available through the Commission’s, the Holding Company’s or FFIEC’s website) as promptly as practicable to the Selling Agents for delivery to each purchaser or its agent.
Date of Settlement:
     The receipt by the Bank of immediately available funds in payment for a Book-Entry Security and the authentication and issuance of the Global Security representing such Book-Entry Security shall constitute “settlement” with respect to such Book-Entry Security. All orders of Book-Entry Securities solicited by a Selling Agent or made by a Purchasing Agent and accepted by the Bank on a particular date (the “Trade Date”) will be settled on a date (the “Settlement Date”) which is the third Business Day after the Trade Date pursuant to the “Settlement Procedure Timetable” set forth below, unless the Bank and the purchaser agree to settlement on another Business Day which shall be no earlier than the next Business Day after the Trade Date.
Settlement Procedure Timetable:
     For orders of Book-Entry Securities solicited by a Selling Agent and accepted by the Bank for settlement on the third Business Day after the Trade Date, Settlement Procedures “A” through “J” set forth above shall be completed as soon as possible but not later than the respective times (New York City time) set forth below:
Settlement Procedure Timetable:

A - B	3:00 p.m.	on the Trade Date
C	4:00 p.m.	on the Trade Date
D	3:00 p.m.	on the Business Day immediately preceding the Settlement Date
E1	9:00 a.m.	on the Settlement Date
E2	10:00 a.m.	on the Settlement Date
F - H	1:30 p.m.	on the Settlement Date
I - J	5:00 p.m.	on the Settlement Date
     If the initial interest rate for a Floating Rate Book-Entry Security has not been determined at the time that Settlement Procedure “A” is completed, Settlement Procedures “B” and “C” shall be completed as soon as such rate has been determined. Settlement Procedure “H” is subject to extension in accordance with any extension of Fedwire closing deadlines and in the other events specified in the SDFS operating procedures in effect on the Settlement Date.
     If settlement of a Book-Entry Security is rescheduled or canceled, the Issuing and Paying Agent, upon obtaining knowledge thereof, will deliver to the Depositary, through the Depositary’s Participant Terminal System, a cancellation message to such effect as soon as practicable.

Failure to Settle:
     If the Issuing and Paying Agent fails to enter an SDFS deliver order with respect to a Book-Entry Security pursuant to Settlement Procedure “F”, the Issuing and Paying Agent may deliver to the Depositary, through the Depositary’s Participant Terminal System, as soon as practicable a withdrawal message instructing the Depositary to debit such Book-Entry Security to the Issuing and Paying Agent’s participant account, provided that the Issuing and Paying Agent’s participant account contains a principal amount of the Global Security representing such Book-Entry Security that is at least equal to the principal amount to be debited. If a withdrawal message is processed with respect to all the Book-Entry Securities represented by a Global Security, the Issuing and Paying Agent will mark such Global Security “canceled”, make appropriate entries in the Issuing and Paying Agent’s records and send such canceled Global Security to the Bank. The CUSIP number assigned to such Global Security shall, in accordance with CUSIP Service Bureau procedures, be canceled and not immediately reassigned. If a withdrawal message is processed with respect to one or more, but not all, of the Book-Entry Securities represented by a Global Security, the Issuing and Paying Agent will exchange such Global Security for two Global Securities, one of which shall represent such Book-Entry Security or Securities and shall be canceled immediately after issuance and the other of which shall represent the remaining Book-Entry Securities previously represented by the surrendered Global Security and shall bear the CUSIP number of the surrendered Global Security.
     If the purchase price for any Book-Entry Security is not timely paid to the participants with respect to such Book-Entry Security by the beneficial purchaser thereof (or a person, including an indirect participant in the Depositary, acting on behalf of such purchaser), such participants and, in turn, the Agent for such Book-Entry Security may enter deliver orders through the Depositary’s Participant Terminal System debiting such Book-Entry Security to such participant’s account and crediting such Book-Entry Security to such Agent’s account and then debiting such Book-Entry Security to such Agent’s participant account and crediting such Book-Entry Security to the Issuing and Paying Agent’s participant account and shall notify the Bank and the Issuing and Paying Agent thereof. Thereafter, the Issuing and Paying Agent will (i) immediately notify the Bank of such order and the Bank shall transfer to such Agent funds available for immediate use in an amount equal to the price of such Book-Entry Security which was credited to the account of the Bank maintained at the Issuing and Paying Agent in accordance with Settlement Procedure I, and (ii) deliver the withdrawal message and take the related actions described in the preceding paragraph. If such failure shall have occurred for any reason other than default by the applicable Agent to perform its obligations hereunder or under the Distribution Agreement, the Bank will reimburse such Agent on an equitable basis for the loss of its use of funds during the period when the funds were credited to the account of the Bank.
     Notwithstanding the foregoing, upon any failure to settle with respect to a Book-Entry Security, the Depositary may take any actions in accordance with its SDFS operating procedures then in effect. In the event of a failure to settle with respect to one or more, but not all, of the Book-Entry Securities to have been represented by a Global Security, the Issuing and Paying Agent will provide, in accordance with Settlement Procedure “D”, for the authentication and issuance of a Global Security representing the other Book-Entry Securities to have been represented by such Global Security and will make appropriate entries in its records. The Bank will, from time to time, furnish the Issuing and Paying Agent with a sufficient quantity of Securities. In the event the Bank is not considered a “fast settlement bank” with the Depositary, the Issuing and Paying Agent, the Bank and the Agent will mutually agree to an alternative resolution of any failure to settle in the event the above procedure(s) is not available.
PART II: ADMINISTRATIVE PROCEDURE FOR CERTIFICATED SECURITIES
Posting Rates by Bank:
     The Bank and the Agents will discuss from time to time the rates of interest per annum to be borne by and the maturity of Certificated Securities that may be sold as a result of the solicitation of offers by an Agent. The Bank may establish a fixed set of interest rates and maturities for an offering period (“posting”). If the Bank decides to change already posted rates, it will promptly advise the Agents to suspend solicitation of offers until the new posted rates have been established with the Agents.
Acceptance of Offers by Bank:
     Each Agent will promptly advise the Bank by telephone or other appropriate means of all reasonable offers to purchase Certificated Securities, other than those rejected by such Agent. Each Agent may, in its discretion reasonably exercised, reject any offer received by it in whole or in part. Each Agent also may make offers to the Bank to purchase Certificated Securities as a Purchasing Agent. The Bank will have the sole right to accept offers to purchase Certificated Securities and may reject any such offer in whole or in part.
     The Bank will promptly notify the Selling Agent or Purchasing Agent, as the case may be, of its acceptance or rejection of an offer to purchase Certificated Securities. If the Bank accepts an offer to purchase Certificated Securities, it will confirm such acceptance in writing to the Selling Agent or Purchasing Agent, as the case may be, and the Issuing and Paying Agent.
Communication of Sale Information to Bank by Agent:
     After the acceptance of an offer by the Bank, the Selling Agent or Purchasing Agent, as the case may be, will communicate the following details of the terms of such offer (the “Sale Information”) to the Bank by telephone (confirmed in writing) or by facsimile transmission or other acceptable written means:
(1)	Principal Amount of Certificated Securities to be purchased;

(2)	If a Fixed Rate Certificated Security, the interest rate and initial interest payment date;

(3)	Trade Date;

(4)	Settlement Date;

(5)	Maturity Date;

(6)	Specified Currency and, if the Specified Currency is other than U.S. dollars, the applicable Exchange Rate for such Specified Currency;

(7)	Indexed Currency, the Base Rate and the Exchange Rate Determination Date, if applicable;

(8)	Issue Price;

(9)	Selling Agent’s commission or Purchasing Agent’s discount, as the case may be;

(10)	Net Proceeds to the Bank;

(11)	If a redeemable Certificated Security, such of the following as are applicable:
(i)	Redemption Commencement Date,

(ii)	Initial Redemption Price (% of par), and

(iii)	Amount (% of par) that the Redemption Price shall decline (but not below par) on each anniversary of the Redemption Commencement Date;
(12)	If a Floating Rate Certificated Security, such of the following as are applicable:
(i)	Interest Rate Basis,

(ii)	Index Maturity,

(iii)	Spread or Spread Multiplier,

(iv)	Maximum Rate,

(v)	Minimum Rate,

(vi)	Initial Interest Rate,

(vii)	Interest Reset Dates,

(viii)	Calculation Dates,

(ix)	Interest Determination Dates,

(x)	Interest Payment Dates,

(xi)	Regular Record Dates, and

(xii)	Calculation Agent;
(13)	Name, address and taxpayer identification number of the registered owner(s);

(14)	Denomination of certificates to be delivered at settlement;

(15)	Book-Entry Security or Certificated Security; and

(16)	Selling Agent or Purchasing Agent.
Preparation of Final Pricing Supplement and Term Sheet by Bank:
     If the Bank accepts an offer to purchase a Certificated Security, it will prepare a Final Pricing Supplement and Term Sheet reflecting the terms of such Certificated Security and arrange to have delivered to the Selling Agent or Purchasing Agent, as the case may be, at least ten copies of such Final Pricing Supplement and Term Sheet, not later than 5:00 p.m., New York City time, on the Business Day following the Trade Date, or if the Bank and the purchaser agree to settlement on the date of acceptance of such offer, not later than noon, New York City time, on such date.
Delivery of Confirmation and Offering Circular to Purchaser by Selling Agent:
     The Selling Agent will deliver to the purchaser of a Certificated Security a written confirmation of the sale and delivery and payment instructions. In addition, the Selling Agent will deliver to such purchaser or its agent the Offering Circular, as amended or supplemented (including the Final Pricing Supplement and Term Sheet) in relation to such Certificated Security prior to or together with the earlier of the delivery to such purchaser or its agent of (a) the confirmation of sale or (b) the Certificated Security.

Date of Settlement:
     All offers of Certificated Securities solicited by a Selling Agent or made by a Purchasing Agent and accepted by the Bank will be settled on a date (the “Settlement Date”) which is the third Business Day after the date of acceptance of such offer, unless the Bank and the purchaser agree to settlement (a) on another Business Day after the acceptance of such offer or (b) with respect to an offer accepted by the Bank prior to 10:00 a.m., New York City time, on the date of such acceptance.
Instruction from Bank to Issuing and Paying Agent for Preparation of Certificated Securities:
     After receiving the Sale Information from the Selling Agent or Purchasing Agent, as the case may be, the Bank will communicate such Sale Information to the Issuing and Paying Agent by telephone (confirmed in writing) or by facsimile transmission or other acceptable written means.
     The Bank will instruct the Issuing and Paying Agent by facsimile transmission or other acceptable written means to authenticate and deliver the Certificated Securities no later than 2:15 p.m., New York City time, on the Settlement Date. Such instruction will be given by the Bank prior to 3:00 p.m., New York City time, on the Business Day immediately preceding the Settlement Date unless the Settlement Date is the date of acceptance by the Bank of the offer to purchase Certificated Securities in which case such instruction will be given by the Bank by 11:00 a.m., New York City time.
Preparation and Delivery of Certificated Securities by Issuing and Paying Agent and Receipt of Payment Therefor:
     The Issuing and Paying Agent will prepare each Certificated Security and appropriate receipts that will serve as the documentary control of the transaction.
     In the case of a sale of Certificated Securities to a purchaser solicited by a Selling Agent, the Issuing and Paying Agent will, by 2:15 p.m., New York City time, on the Settlement Date, deliver the Certificated Securities to the Selling Agent for the benefit of the purchaser of such Certificated Securities against delivery by the Selling Agent of a receipt therefor. On the Settlement Date the Selling Agent will deliver payment for such Certificated Securities in immediately available funds to the Bank in an amount equal to the issue price of the Certificated Securities less the Selling Agent’s commission; provided that the Selling Agent reserves the right to withhold payment for which it has not received funds from the purchaser. The Bank shall not use any proceeds advanced by a Selling Agent to acquire securities.
     In the case of a sale of Certificated Securities to a Purchasing Agent, the Issuing and Paying Agent will, by 2:15 p.m., New York City time, on the Settlement Date, deliver the Certificated Securities to the Purchasing Agent against delivery of payment for such Certificated Securities in immediately available funds to the Bank in an amount equal to the issue price of the Certificated Securities less the Purchasing Agent’s discount.

Failure of Purchaser to Pay Selling Agent:
     If a purchaser (other than a Purchasing Agent) fails to make payment to the Selling Agent for a Certificated Security, the Selling Agent will promptly notify the Issuing and Paying Agent and the Bank thereof by telephone (confirmed in writing) or by facsimile transmission or other acceptable written means. The Selling Agent will immediately return the Certificated Security to the Issuing and Paying Agent. Immediately upon receipt of such Certificated Security by the Issuing and Paying Agent, the Bank will return to the Selling Agent an amount equal to the amount previously paid to the Bank in respect of such Certificated Security. The Bank will reimburse the Selling Agent on an equitable basis for its loss of the use of funds during the period when they were credited to the account of the Bank. The Issuing and Paying Agent will cancel the Certificated Security in respect of which the failure occurred, make appropriate entries in its records and, unless otherwise instructed by the Bank, destroy the Certificated Security.